Great-West International Growth Fund (formerly Great-West MFS International Growth Fund)
Institutional Class Ticker: MXHTX
Investor Class Ticker: MXIGX
(the “Fund”)
Summary Prospectus
April 30, 2018
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at www.greatwestfunds.com/prospectus.html. You can also get this information at no cost by calling (866) 831-7129 or by sending an email request to email@greatwestfunds.com. The current Prospectus and Statement of Additional Information, both dated April 30, 2018, are incorporated by reference as a matter of law into this Summary Prospectus, which means they are legally part of this Summary Prospectus.

Fund shares are available only through investments in certain variable annuity contracts and variable life insurance policies (“variable contracts”), individual retirement accounts (“IRAs”), qualified retirement plans (“retirement plans”) and college savings programs (collectively, “Permitted Accounts”). This Summary Prospectus is not intended for use by other investors. This Summary Prospectus should be read together with the prospectus or disclosure document for the Permitted Account.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect the fees and expenses of any Permitted Account. If the fees and expenses imposed by a Permitted Account were reflected, the fees and expenses shown below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class	Class L
Management Fees	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.25%
Total Other Expenses	0.07%	0.50%	0.50%
Shareholder Services Fees	0.00%	0.35%	0.35%
Other Expenses[1]	0.07%	0.15%	0.15%
Total Annual Fund Operating Expenses	0.89%	1.32%	1.57%
Fee Waiver and Expense Reimbursement[2]	0.04%	0.12%	0.12%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.85%	1.20%	1.45%
[1]	Other Expenses are estimated for Class L shares because the class has not yet commenced operations.
[2]	GWCM has contractually agreed to waive fees or reimburse expenses that exceed 0.85% of the Fund's average daily net assets attributable to each Class, excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, brokerage expenses, taxes, dividend interest on short sales, interest expenses, and any extraordinary expenses, including litigation costs (the “Expense Limit”). The agreement’s current term ends on April 30, 2019 and automatically renews for one-year terms unless it is terminated by Great-West Funds or GWCM upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. Under the agreement, GWCM may recoup, subject to Board approval, these waivers and reimbursements in future periods, not exceeding three years following the particular waiver/reimbursement, provided Total Annual Fund Operating Expenses of a Class plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect the fees and expenses of any Permitted Account. If the fees and expenses of any Permitted Account were reflected, the fees and expenses in the Example would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and applies whether you hold or redeem all of your shares at the end of each period. The Example also assumes that the expense reimbursement is in place for the first year, that your investment has a 5% return each year, that all dividends and capital gains are reinvested, and that the Fund’s operating expenses are the amount shown in the fee table and remain the same for the years shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$280	$489	$1,092
Investor Class	$122	$406	$712	$1,580
Class L	$148	$484	$844	$1,857
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s turnover rate was 18% of the average value of its portfolio.
Principal Investment Strategies
The Fund will, under normal circumstances, invest at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging markets) issuers. For purposes of the Fund’s 80% policy, “net assets” means net assets plus the amount of any borrowings for investment purposes. The Fund may, from time to time, have significant investments in a particular sector or country, a small number of countries, or a particular geographic region; provided that the Fund will, under normal circumstances, invest in at least three different countries. The Fund may invest in companies of any size, including small and medium companies. The Fund may, but is not required to, invest in deriviatives.
The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; the issuer is organized under the laws of, and maintains a principal office in, that country; the issuer has its principal securities trading market in that country; the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; the issuer has 50% or more of its assets in that country; or the issuer is included in an index which is representative of that country.
The Fund’s investment portfolio is managed by two sub-advisers: Franklin Templeton Institutional, LLC (“Franklin Templeton”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”). Franklin Templeton employs a disciplined, bottom-up investment approach to identify attractive investment opportunities that it expects to have higher revenue and earnings growth than their peers. JPMorgan generally focuses on investing its assets in the stocks of companies that it believes have above average growth potential and that are also trading at reasonable valuations.
The Fund’s investment adviser, Great-West Capital Management, LLC (“GWCM”) maintains a strategic asset allocation of the Fund’s assets with each Sub-Adviser and reviews the asset allocations on a quarterly basis, or more frequently as deemed necessary. As of the date of this Prospectus, the target asset allocation is a 60% allocation of the Fund’s assets to JPMorgan and a 40% allocation of the Fund’s assets to Franklin Templeton. Notwithstanding these target allocations, GWCM may change the asset allocations at any time and without shareholder notice or approval.
Principal Investment Risks
The following is a summary of the principal investment risks of investing in the Fund:
Convertible Securities Risk - Convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible securities, may be illiquid.
Currency Risk - Adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies. Currency risk is especially high in emerging markets.
Depositary Receipts Risk - Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.
Derivatives Risk - Using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and may increase the Fund’s volatility. There can be no assurance that the Fund’s use of derivative contracts will work as intended, and it is possible for the Fund to lose more than its original investment.

Developing and Emerging Markets Risk - Stocks of companies located in emerging markets may be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets. Emerging market countries may experience higher inflation, interest rates and unemployment, greater social, economic, regulatory and political uncertainties, and greater volatility in currency exchange rates than more developed countries.
Foreign Securities Risk - Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, currency valuation or economic developments.
Geographic Concentration Risk - Geographic concentration risk is the risk that economic, political and social conditions in a single country, a limited number of countries or a particular geographic region in which the Fund focuses its investments will have a significant impact on the performance of the Fund.
Growth Stock Risk - Growth stocks can be volatile for several reasons. Since they usually reinvest a high proportion of earnings in their own business, they may not pay the dividends usually associated with value stocks that can cushion their decline in a falling market. Also, since investors buy these stocks because of the expected superior earnings growth, earnings disappointments may result in sharp price declines.
Management Risk - A strategy used by the portfolio managers may fail to produce the intended results.
Market Risk - Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments in the U.S. and in other countries. Market risk may affect a single company, a sector of the economy, or the market as a whole.
Multi-Manager Risk - Each Sub-Adviser makes investment decisions independently. It is possible that the security selection processes of the Sub-Advisers may not complement one another and the Fund may have buy and sell transactions in the same security on the same day. The Sub-Advisers selected may underperform the market generally or other sub-advisers that could have been selected.
Preferred Stock Risk - Preferred stocks are subject to interest rate risk and credit risk.
Sector Risk - Sector risk is a possibility that certain sectors of the economy may underperform other sectors or the market as a whole. The Fund may, from time to time, invest a significant portion of its assets in companies within a particular sector and its performance may suffer if that sector underperforms the overall stock market.
Small and Medium Size Company Securities Risk - The stocks of small and medium size companies often involve more risk and volatility than those of larger companies. Among other things, small and medium size companies are often dependent on a small number of products and have limited financial resources, and there is generally less publicly available information about them. Securities of small and medium size companies have lower trading volume and are less liquid than securities of larger, more established companies.
An investment in the Fund is not a deposit with a bank, is not insured, endorsed or guaranteed by the FDIC or any government agency, and is subject to the possible loss of your original investment.
Performance
The bar chart and table below provide an indication of the risk of investment in the Fund by showing changes in the performance of the Fund’s Investor Class shares for the last ten calendar years and by comparing the Fund’s Institutional Class and Investor Class average annual total return to the performance of a broad-based securities market index. The Fund's benchmark has changed from the MSCI EAFE Index to the MSCI EAFE Growth Index to more readily identify the Fund’s intended investment style in addition to regional exposure. Returns for both indices are included in the table below for comparative purposes. No Class L share performance data is provided because Class L shares have not commenced operations. Class L share performance information will appear in future versions of this Prospectus after Class L shares have annual returns for at least one complete calendar year. The returns shown below are historical and are not an indication of future performance. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses, but do not include fees and expenses of any Permitted Account. If those fees and expenses were reflected, the performance shown would have been lower.
On April 27, 2018, the Fund replaced the prior sub-adviser with the current Sub-Advisers. Consequently, the Fund’s total returns shown below for the periods prior to April 27, 2018 are not necessarily indicative of the performance of the Fund, as it is currently managed.
Updated performance information may be obtained at www.greatwestfunds.com (the website does not form a part of this Prospectus).

Calendar Year Total Returns
	Quarter Ended	Total Return
Best Quarter	September 2009	20.65%
Worst Quarter	September 2011	-20.22%
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Years	Ten Years/ Since Inception
Institutional Class	27.24%	N/A	5.50%*
Investor Class	26.62%	7.15%	3.82%
MSCI EAFE® Growth Index (reflects no deduction for fees, expenses or taxes)	28.86%	N/A	6.54%*
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	25.03%	N/A	5.28%*
MSCI EAFE® Growth Index (reflects no deduction for fees, expenses or taxes)	28.86%	8.78%	2.67%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	25.03%	7.90%	1.94%
*	Since inception on May 1, 2015
Investment Adviser
GWCM
Sub-Advisers
Franklin Templeton and JPMorgan
Portfolio Managers
Name	Title	Portfolio Manager of Fund Since
Franklin Templeton
John P. Remmert	Senior Portfolio Manager	2018
Donald G. Huber, CFA	Portfolio Manager	2018
JPMorgan
Shane Duffy, CFA	Managing Director	2018
Tom Murray, CFA	Managing Director	2018

Purchase and Sale of Fund Shares
The Fund is not sold directly to the general public, but instead may be offered as an underlying investment for Permitted Accounts. Permitted Accounts may place orders on any business day to purchase and redeem shares of the Fund based on instructions received from owners of variable contracts or IRAs, or from participants of retirement plans or college savings programs. Please contact your registered representative, IRA custodian or trustee, retirement plan sponsor or administrator, or college savings program for information concerning the procedures for purchasing and redeeming shares of the Fund.
The Fund does not have any initial or subsequent investment minimums. However, Permitted Accounts may impose investment minimums.
Tax Information
Currently, Permitted Accounts generally are not subject to federal income tax on any Fund distributions. Owners of variable contracts, retirement plan participants, and IRA owners are also generally not subject to federal income tax on Fund distributions until such amounts are withdrawn from the variable contract, retirement plan, or IRA. Distributions from a college savings program generally are not taxed provided that they are used to pay for qualified higher education expenses. More information regarding federal taxation of Permitted Account owners may be found in the applicable prospectus and/or disclosure documents for that Permitted Account.
Payments to Insurers, Broker-Dealers and Other Financial Intermediaries
The Fund and its related companies may make payments to insurance companies, broker-dealers and other financial intermediaries for the sale of Fund shares and/or other services. These payments may be a factor that an insurance company, broker-dealer or other financial intermediary considers in including the Fund as an investment option in a Permitted Account. These payments also may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, visit your financial intermediary’s website, or consult the variable contract prospectus for more information.